EXECUTION COPY



                       SIXTH AMENDMENT TO CREDIT AGREEMENT

        THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 13, 1996, is entered into by and among:

     (1)        QUANTUM CORPORATION, a Delaware corporation ("Borrower");

     (2) Each of the financial institutions which is listed in Schedule I to the Credit Agreement referred to in Recital A below and which continues to be a party to such Credit Agreement (such financial institutions to be referred to herein collectively as the "Existing Banks");

     (3)        ABN AMRO BANK N.V., San Francisco International
     Branch ("ABN"), BARCLAYS BANK PLC ("Barclays") and CIBC INC.
     ("CIBC"), as managing agents for the Existing Banks
     (collectively in such capacity, the "Managing Agents");

     (4)        BANK OF AMERICA NATIONAL TRUST AND SAVINGS
     ASSOCIATION, THE FIRST NATIONAL BANK OF BOSTON and THE
     INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents for the
     Existing Banks;

     (5)        CANADIAN IMPERIAL BANK OF COMMERCE, as
     administrative and collateral agent for the Existing Banks
     (in such capacities, the "Administrative Agent"); ABN, as syndication agent for the Existing Banks; and Barclays, as documentation agent for the Existing Banks; and

     (6) BANQUE PARIBAS; THE CIT GROUP/BUSINESS CREDIT, INC.; THE MITSUBISHI TRUST AND BANKING, Los Angeles Agency; THE SUMITOMO TRUST AND BANKING CO., LTD., Los Angeles Agency; and BANQUE NATIONALE DE PARIS (collectively, the "New Banks").


                             RECITALS

       A. Borrower, the Existing Banks, Managing Agents and Administrative Agent are parties to a Credit Agreement dated as of October 3, 1994, as amended by a First Amendment to Credit Agreement dated as of February 15, 1995, a Second Amendment to Credit Agreement dated as of June 26, 1995, a Third Amendment to Credit Agreement dated as of September 29, 1995, a Fourth Amendment to Credit Agreement dated as of January 29, 1996 and a Fifth Amendment to Credit Agreement dated as of May 29, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Existing Banks have provided certain credit facilities to Borrower.

        B. Borrower previously has prepaid the term loans made to Borrower on October 3, 1994 pursuant to the term loan facility provided in the Credit Agreement. Borrower now has requested the Existing Banks, Managing Agents and Administrative Agent to amend the Credit Agreement to add a new term loan facility, to add the New Banks and to make certain other changes.

        C. The Existing Banks, Managing Agents and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Existing
Banks, Managing Agents, Administrative Agent and the New Banks hereby agree as follows:


     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Credit Agreement is hereby amended as follows:

     (a) Paragraph 1.01 is amended by changing the definitions of the following terms set forth therein to read in their entirety as follows:

           "Closing Date" shall mean the date the Original Term Loans were made.

           "Loan" shall mean a Revolving Loan or Term Loan (or, where the context so permits, an Original Term Loan).

     (b) Paragraph 1.01 is further amended by (i) deleting the proviso at the end of the definition of "Commitment Fee Percentage" and (ii) changing the proviso at the end of the first sentence of the definition of "Applicable Margin" to read in its entirety as follows:

              Provided, however, that each of the Applicable Margins set forth above shall be increased by two percent
     (2.00%) on the date an Event of Default occurs and shall continue at such increased rate until such Event of Default is waived by the Banks.

     (c) Paragraph 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the following definitions to read in their entirety as follows:

              "Operating Performance Ratio" shall mean, with respect to any Person for any fiscal quarter, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

           (a) The product of EBITDA of such Person and its Subsidiaries for such quarter times four (4);

                        to

           (b)     The sum of (i) the product of the
           Interest Expenses of such Person and its Subsidiaries for such quarter times four (4) plus
           (ii) the greater of (A) $50,000,000 and (B) the current portion of the long-term debt of such Person and its Subsidiaries as of the last day of such quarter.

               "Original Term Loans" shall mean the term loans in the aggregate principal amount of $125,000,000 made by the Banks to Borrower on October 3, 1994.

               "Second Closing Date" shall mean the date the Term
        Loans are made.

     (d) Paragraph 1.01 is further amended by deleting the definitions of the following terms set forth therein:

          "Debt Service Coverage Ratio"

          "Designated Asset Sale Proceeds"

          "Fixed Charge Coverage Ratio"

          "Pricing Reduction Period"

     (e) Subparagraph 2.02(a) is amended by changing the first sentence thereof to read in its entirety as follows:

                Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.05), each Bank severally agrees to advance to Borrower on or prior to August 16, 1996, a term loan under this Paragraph 2.02 (individually, a "Term Loan") in the principal amount of such Bank's Term Loan
        Commitment; provided, however, that the aggregate principal amount of all Term Loans made by all Banks shall not exceed Seventy-Five Million Dollars
        ($75,000,000) (such amount to be referred to herein as the "Total Term Loan Commitment").

     (f) Subparagraph 2.02(b) is amended by changing the second sentence thereof to read in its entirety as follows:

                Borrower shall give the Notice of Term Loan Borrowing to Administrative Agent at least one (1) Business Day before the Second Closing Date.

     (g) Subparagraph 2.02(c) is amended by changing the proviso appearing after clause (ii) thereof to read in its entirety as follows:

                Provided, however, that all Portions of the Term Loans outstanding during the period commencing on the Second
        Closing Date and ending three (3) Business Days after the Second Closing Date shall be Term Base Rate Loan
        Portions.

     (h) Subparagraph 2.02(f) is amended by changing the first sentence thereof to read in its entirety as follows:

                Subject to Subparagraph 2.05(c), Borrower shall repay the principal amount of the Term Loans in eight (8) equal installments of $9,375,000 each payable on the last day of each March, June, September and December, commencing December 31, 1996 and ending on September
         30, 1998 (each such date to be referred to herein as a "Term Loan Installment Date"); provided, however, that the principal payment due on September 30, 1998 (the
         "Term Loan Maturity Date") shall be in the amount necessary to pay all remaining unpaid principal on all Term Loans.

     (i) Subparagraph 2.02(g) is amended to read in its entirety as follows:

             (g) Purpose. Borrower shall use the proceeds of the Term Loans solely to finance Borrower's working capital and general corporate needs.

     (j) Subparagraph 2.05(c) is amended by (i) deleting clauses (ii), (iii), (iv), (v) and (vii) thereof and (ii) changing the designation of clause (vi) to "(ii)" and changing that clause to read in its entirety as follows:

            (ii) If, at any time after the Second Closing Date, Borrower issues or sells any Indebtedness for borrowed money, including Indebtedness evidenced by notes, bonds, debentures or other similar instruments (other than Subordinated Debt or any Indebtedness permitted by clause (i), (iii), (xi), (xv) or (xviii) of Subparagraph 5.02(a)), Borrower shall, immediately after such issuance or sale, prepay Term Loans in an aggregate principal amount equal to one hundred percent (100%) of the Net Proceeds of such debt.

     (k) Subparagraph 2.05(d) is amended by changing the second sentence thereof to read in its entirety as follows:

              All mandatory prepayments of Term Loan Borrowings made by Borrower pursuant to clause (ii) of Subparagraph
         2.05(c) shall reduce the aggregate principal amount payable by Borrower on the then remaining Term Loan
         Installment Dates in inverse order commencing with the Term Loan Maturity Date.

     (l) Subparagraph 2.07(b) is amended by changing the term "Closing Date" appearing in clause (iii) thereof to "Second Closing Date".

     (m) Section III is amended by (i) changing the designation of Paragraph 3.02 to "3.03" and (ii) adding thereto, immediately after Paragraph 3.01, a new Paragraph
     3.02 to read in its entirety as follows:

             3.02. Conditions Precedent to Term Loans. The obligations of the Banks to make the Term Loans on the Second Closing Date are subject to receipt by Administrative Agent, on or prior to the date specified, of the following, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Administrative Agent and each
        Bank:

              (a)     On or prior to the date required by
          Subparagraph 2.02(b), the Notice of Term Loan
          Borrowing, appropriately completed and duly executed by Borrower; and

              (b)     On or prior to the Second Closing Date,
          a Term Loan Note for each Bank, appropriately completed and duly executed by Borrower.

     (n) Subparagraph 5.01(a) is amended by changing clauses (ix) and (x) thereof to read in their entirety as follows:

                   (ix) As soon as possible and in no event later than five (5) Business Days after the issuance or sale of any Indebtedness which requires a prepayment pursuant to Subparagraph 2.05(c), the statement of an Executive Officer of Borrower setting forth the details of such issuance or sale;

                     (x)        [Reserved];

     (o) Subparagraph 5.02(a) is amended by changing clauses (iii)(D), (viii) and (xvii) thereof to read in their entirety as follows:

               (D)     Loans and Capital Leases incurred by
          Borrower or any of its Subsidiaries to finance the Shrewsbury Property, provided that such
          Indebtedness does not exceed the fair market value of such property;

        (viii) Indebtedness of Borrower to MKE, provided that (A) such Indebtedness is subordinated to the Obligations on terms and conditions no less favorable to the Agents and Banks than those set forth on Exhibit R or as otherwise approved by the Required Banks; and
        (B) the aggregate principal amount of all Subordinated Debt of Borrower (including MKE Subordinated Debt) outstanding at any time does not exceed the Subordinated Debt Limit at such time;

        (xvii) Indebtedness of Borrower (other than MKE Subordinated Debt) which is subordinated to the Obligations, provided that (A) the payment terms, interest rate, subordination provisions and other terms of such Indebtedness are approved by the Required Banks; and (B) the aggregate principal amount of all Subordinated Debt of Borrower (including MKE Subordinated Debt) outstanding at any time does not exceed the Subordinated Debt Limit at such time; and

     (p) Subparagraph 5.02(a) is further amended by changing the amount "$80,000,000" appearing in clause (1) of the proviso at the end thereof to "$120,000,000".

     (q)     Subparagraph 5.02(c) is amended by changing clause
     (vi)(A) thereof to read in its entirety as follows:

             (A)     Any such assets or property which are
         subject to a Lien in favor of Administrative Agent
         (except for (1) Excluded Foreign Subsidiary
         Equipment Transfers or (2) the Shrewsbury Property to the extent transferred in connection with a financing thereof permitted by clause (iii) of Subparagraph 5.02(a)) continue to be subject to such Lien with no loss of priority or perfection;

     (r) Subparagraph 5.02(d) is amended by changing the amount "$25,000,000" appearing in clause (v)(C) thereof to "$35,000,000".


     (s) Subparagraph 5.02(e) is amended by changing the amount "$25,000,000" appearing in clause (xiv) thereof to "$35,000,000".

     (t) Subparagraph 5.02(g) is amended by replacing the period on the last line thereof with a ";" and adding, immediately after such line, a new proviso to read in its entirety as follows:

                Provided, however, that Borrower and its Subsidiaries shall not pay or incur (without duplication) Capital
        Expenditures in excess of $131,250,000 (i) in the period October 1, 1996 - September 30, 1997 if
        Borrower's Operating Performance Ratio for the quarter ending September 30, 1996 is less than 1.50; (ii) in the period January 1, 1997 - December 31, 1997 if
        Borrower's Operating Performance Ratio for the quarter ending December 31, 1996 is less than 2.50; or (iii) in the period April 1, 1997 - March 31, 1998 if Borrower's
        Operating Performance Ratio for the quarter ending
        March 31, 1997 is less than 3.00; except that, notwithstanding the failure of Borrower to maintain an Operating Performance Ratio of 1.50 or greater for the quarter ending September 30, 1996 or 2.50 or greater for the quarter ending December 31, 1996, the limitations set forth in this proviso shall cease to apply after March 31, 1997 if Borrower's Operating
        Performance Ratio for the quarter ending on that date or any quarter thereafter exceeds 3.00.

     (u) Subparagraph 5.02(m) is amended by changing clauses (i), (ii), (iv) and (v) thereof to read in their entirety as follows:

             (i)     Borrower shall not permit its Operating
        Performance Ratio for each fiscal quarter set forth below to be less than the ratio set forth opposite such quarter below:

                       Quarter ending
                                   June 30, 1996           1.25;
                       Quarter ending
                                   September 30, 1996      1.25;
                       Quarter ending
                                   December 31, 1996       2.00;
                       Quarter ending
                                   March 31, 1997          2.50;
                       Each quarter thereafter             3.00.

              (ii)    [Reserved].

              (iv) Borrower shall not permit its Leverage Ratio during any period set forth below to be more than the ratio set forth opposite such period below:

                     From the Closing Date to
                               March 30, 1996              1.35;
                     March 31, 1996 to
                               June 30, 1996               1.20;
                     July 1, 1996 to
                               March 30, 1998              1.25;
                     Thereafter                           1.00.

               (v) Borrower shall not permit (A) its net income for more than one quarter in any consecutive four-quarter period commencing on or after April 1, 1996 to be a loss or (B) its cumulative net income for any consecutive four-quarter period commencing on or after April 1, 1996 to be a loss.

     (v) Paragraph 8.01 is amended by changing the "Attn:", "Telephone" and "Facsimile" information set forth under Borrower's address therein to read as follows:

                        Attn: Ed McClammy
                                     Vice President Finance, Treasurer
                                     and Acting CFO
                        Telephone:  (408) 894-5703
                        Facsimile:  (408) 894-4562

     (w) Subparagraph 8.05(c) is amended by adding thereto, at the end of clause (iv) thereof, a new sentence to read in its entirety as follows:

                The Revolving Loan Proportionate Share and Term Loan Proportionate Share of each Bank shall at all times be the same.

     (x) Schedule I is amended to read in its entirety as set forth in Attachment 1 hereto.

     (y) Exhibit D is amended by changing Paragraph 2 thereto to read in its entirety as follows:

             2. Pursuant to Subparagraph 2.02(b) of the Credit Agreement, Borrower hereby requests the Term Loan Borrowing, in the aggregate principal amount of ______________ Dollars ($______), to be made on
          ___________, 1996 (the "Second Closing Date").

     (z) Exhibit H is amended by changing the year "1994" appearing on the second line thereof to "1996".


        3. Representations and Warranties. Borrower hereby represents and warrants to the Existing Banks and the New Banks (collectively, the "Banks") and the Agents that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following also will be true and correct on the Effective Date (as defined below):

     (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

     (b) No Default or Event of Default has occurred and is continuing; and

     (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents,"
Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


        4. Amendment Fee. On the Effective Date (as defined below), Borrower shall pay to each Existing Bank which will continue as a Bank after the Effective Date a nonrefundable amendment fee (the "Amendment Fee") equal to one-fifth of one percent (0.20%) of such Existing Bank's Revolving Loan Commitment and Term Loan Commitment after the Effective Date immediately after the effectiveness of this Amendment, net of any increase from the date immediately prior to the Effective Date.


        5. Effective Date. The amendments effected by paragraph 2 above shall become effective on August 15, 1996 (such date, if the conditions set forth in this paragraph are satisfied, to be referred to herein as the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Banks and their respective counsel; provided, however, that the amendments effected by subparagraphs (a) through (d) and (n) through (v) of paragraph 2 above shall become effective on receipt by Administrative Agent on or prior to the Effective Date of this Amendment duly executed by Borrower, the Required Banks (as existing prior to the Effective Date) and each Agent:

     (a) This Amendment duly executed by Borrower, each Bank and each Agent;

     (b) A new Revolving Loan Note for each Bank which will have a Revolving Loan Commitment after the Effective Date in the amount of such Revolving Loan Commitment, duly executed by Borrower;

     (c) A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by Quantum Europe and Quantum Holdings;

     (d) A Certificate of the Assistant Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the forms delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) attached thereto is a true and correct copy of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby;

     (e) A favorable written opinion of Cooley, Godward, Castro, Huddleson & Tatum, counsel to Borrower, dated the Effective Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents;

     (f) Such instruments, agreements, certificates, opinions and documents as Administrative Agent may reasonably request to grant, perfect, maintain, protect and evidence security interests in favor of Administrative Agent, for the benefit of the Agents and Banks, in all right, title and interest of Borrower in patents, patent applications, trademarks and trademark applications acquired by Borrower since the Closing Date prior to the Liens or other interests of any Person, except for Permitted Liens;

     (g) Such instruments, agreements, certificates, opinions and documents as Administrative Agent may reasonably request to grant, perfect, maintain, protect and evidence security interests in favor of Administrative Agent, for the benefit of the Agents and Banks, in all right, title and interest of Borrower in the stock of Subsidiaries of Borrower acquired by Borrower since the Closing Date prior to the Liens or other interests of any Person, except for Permitted Liens;

     (h) An organizational chart for Borrower and its Subsidiaries, setting forth the relationship among such Persons, certified by an Executive Officer of Borrower;

     (i) Payment of the Amendment Fee payable to each Existing Bank;

     (j) Payment of all fees payable to ABN and CIBC pursuant to the letter agreement dated as of July 25, 1996 among ABN, CIBC and Borrower;

     (k)     Payment of the principal amount of all Revolving
     Loans outstanding on the Effective Date, all unpaid accrued interest on such amount and all amounts payable pursuant to Paragraph 2.12 of the Credit Agreement; and

     (l) Such other evidence as any Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     On and after the Effective Date, (i) the New Banks shall be Banks under the Credit Agreement, with Revolving Loan Proportionate
Shares and Term Loan Proportionate Shares as set forth in Attachment 1 hereto, (ii) ABN, Barclays and CIBC shall continue as Banks, with Revolving Loan Proportionate Shares and Term Loan Proportionate Shares as set forth in Attachment 1 hereto, (iii) the other Existing Banks (other than Chase Manhattan Bank
(successor in interest to Chemical Bank, "Chase")) shall continue as Banks, with Revolving Loan Proportionate Shares and Term Loan Proportionate Shares as set forth in Attachment 1 hereto, and
(iv) notwithstanding any provision to the contrary set forth in Paragraph 2.09 of the Credit Agreement, on the Effective Date the Borrower shall pay to Chase the principal amount of all Loans made by Chase, together with all other amounts owing to Chase under the Credit Agreement, and Chase shall cease to be a Bank and a co-agent under the Credit Agreement. Borrower acknowledges the survival of its indemnity obligation to Chase under Paragraph
8.03 of the Credit Agreement. (The aggregate amount of the Commitments of each Existing Bank referred to in clause (iii) of the preceding sentence shall remain unchanged as a result of this Amendment but shall be amended so as to be reallocated between the Revolving Loan Commitment and the new Term Loan Commitment.)


        6. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and
(b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


        7. Expenses. Pursuant to Paragraph 8.02 of the Credit Agreement, Borrower shall pay to Agents all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and the additional Credit Documents.


        8.      Miscellaneous.

     (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

      (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        [The next page is the first signature page.]

        IN WITNESS WHEREOF, Borrower, the Banks and Agents have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                                       QUANTUM CORPORATION


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



MANAGING AGENTS:
                                             ABN AMRO BANK N.V., San Francisco
                                                   International Branch,
                                                As a Managing Agent

                                                By ABN AMRO North America, Inc.,
                                                   its agent


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                BARCLAYS BANK PLC,
                                                As a Managing Agent


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                CIBC INC.,
                                                As a Managing Agent


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

ADMINISTRATIVE AGENT:                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                                As Administrative Agent


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



BANKS:
                                              ABN AMRO BANK N.V., San Francisco
                                                       International Branch,
                                                As a Bank

                                                By ABN AMRO North America, Inc.,
                                                   its agent


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                BARCLAYS BANK PLC,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                CIBC INC.,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

                                                BANK OF AMERICA NATIONAL TRUST &
                                                   SAVINGS ASSOCIATION,
                                                As a co-agent and as a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                              THE FIRST NATIONAL BANK OF BOSTON,
                                                As a co-agent and as a Bank



                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE INDUSTRIAL BANK OF JAPAN,
                                                      LIMITED,
                                                As a co-agent and as a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE BANK OF NOVA SCOTIA,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                              CHASE MANHATTAN BANK (successor in
                                                   interest to Chemical Bank),
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

                                              FLEET NATIONAL BANK (successor in
                                               interest to Fleet Bank of
                                               Massachusetts, N.A. and
                                               Shawmut Bank, N.A.),
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE LONG-TERM CREDIT BANK OF
                                                   JAPAN, LTD.,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE NIPPON CREDIT BANK, LTD.,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                SANWA BANK CALIFORNIA,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

                                                THE SUMITOMO BANK, LIMITED,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                UNION BANK OF CALIFORNIA, N.A.
                                                     (successor in interest to
                                                       Union Bank),
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE FUJI BANK, LIMITED,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

        [THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK]

                                                BANQUE PARIBAS,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE CIT GROUP/BUSINESS
                                                    CREDIT, INC.,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                THE MITSUBISHI TRUST AND BANKING
                                                 CORPORATION, Los Angeles Agency
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________



                                                SUMITOMO TRUST AND BANKING CO.,
                                                   LTD., Los Angeles Agency
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

                                                BANQUE NATIONALE DE PARIS,
                                                As a Bank


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________


                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

        ATTACHMENT 1

        SCHEDULE I

        BANKS


                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


ABN AMRO BANK N.V.                     9.7000000000%         9.7000000000%

Applicable Lending Office:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812


Address for Notices:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA  94111-5812
Attn:   Robert N. Hartinger
        Robin S. Yim

Telephone:  (415) 984-3710
Fax:            (415) 362-3524


ABN AMRO Bank, N.V.
355 Madison Avenue
New York, NY  10017
Attn:  Drew Helene
       Vice President, Syndications

Telephone:  (212) 370-8505
Fax:  (212) 503-2689 or 682-0364



Wiring Instructions:

ABN AMRO Bank N.V.
ABA No.:  026-009-580
Account No.:  651001054541
Account Name:  ABN AMRO San
  Francisco International Branch
Reference:  Quantum Corp.



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


BARCLAYS BANK PLC                      4.3250000000%           4.3250000000%

Applicable Lending Office:

Barclays Bank PLC
75 Wall Street
New York, NY  10265


Address for Notices:

Barclays Bank PLC
388 Market Street
Suite 1700
San Francisco, CA  94111
Attention:  James K. Zack
Telephone:      (415) 756-4732
Fax:            (415) 765-4760


Wiring Instructions:

Barclays Bank PLC
75 Wall Street
New York, NY  10265

RT/ABA No.:  026002574
Account No.:  050019104
Account Name:  CLAD
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



CIBC INC.                             9.6999999975%           9.6999999975%

Applicable Lending Office:

CIBC Inc.
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, GA 30339


Address for Notices:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Arlene Tellerman

Telephone:      (212) 856-3695
Fax:            (212) 856-3763 or 3799


Wiring Instructions:

Morgan Guaranty Trust Company of
  New York
New York, NY 10260
ABA No.:  021-000-238
Account No.:  630-00-480
Account Name:  CIBC, New York Agency

For further credit to: Agented Loans
Account No. 07-09611
Attention:  Syndications
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION               8.6112670058%           8.6112670058%

Applicable Lending Office:

Bank of America National Trust
  and Savings Association
1850 Gateway Boulevard, Fourth Floor
Concord, CA  94520
Attention:  Georg Korolkov

Telephone:      (510) 675-7335
Fax:            (510) 675-7531


Address for Notices:

Bank of America National Trust
  and Savings Association
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Kevin McMahon

Telephone:      (415) 622-8088
Fax:            (415) 622-2514


Wiring Instructions:

Bank of America National Trust
  and Savings Association
ABA No.:  121000358
Account No.:  1233183980
Reference:  Quantum Corp.



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE FIRST NATIONAL BANK
OF BOSTON                             6.2178571425%           6.2178571425%

Applicable Lending Office:

The First National Bank of Boston
435 Tasso Street, Suite 250
Palo Alto, CA  94301


Address for Notices:

435 Tasso Street, Suite 250
Palo Alto, CA  94301


Wiring Instructions:

The First National Bank of Boston
100 Federal Street
Boston, MA 02110
ABA No.:  011-000-390
Attn:  HT Svcs. Adm. 50
Ref:  Quantum Corporation
Account No.:  540-99647




* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE INDUSTRIAL BANK OF
JAPAN, LIMITED                        6.2178571425%           6.2178571425%

Applicable Lending Office:

The Industrial Bank of Japan, Limited
San Francisco Agency
555 California Street, Suite 3110
San Francisco, CA  94104


Address for Notices:

The Industrial Bank of Japan, Limited
San Francisco Agency
555 California Street, Suite 3110
San Francisco, CA  94104
Attention:  Jeanette O'Donnell

Telephone:      (415) 693-1831
Fax:            (415) 982-1917
Telex:  49608738
Answerback:     IBJ SFO


Wiring Instructions:

Bank of American NT & SA
International Deposit Services 6561
1850 Gateway Boulevard
Concord, CA  94520
ABA No.:        121-000-358
Account:        The Industrial Bank of Japan, Limited
                Los Angeles Agency
Account No.:  62906-14014
                "For Credit to IBJ SFA, A/C 2601-22011"




* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


THE BANK OF NOVA SCOTIA               6.4063592933%           6.4063592933%

Applicable Lending Office:

The Bank of Nova Scotia
580 California Street, Suite 2100
San Francisco, CA 94104
Attention:  Mr. Chris Johnson

Telephone:      (415) 986-1100
Fax:            (415) 397-0791


Address for Notices:

The Bank of Nova Scotia
600 Peachtree Street, N.E., Suite 2700
Atlanta, GA  30308
Attention:  Eudia Smith

Telephone:      (404) 877-1500
Fax:            (404) 888-8998


Wiring Instructions:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY
ABA No.:  026002532
Account No.:  60023-7
For Credit to:  The Bank of Nova Scotia
                San Francisco Agency
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



FLEET NATIONAL BANK OF MASSACHUSETTS    5.8258928600%        5.8258928600%

Applicable Lending Office:

Fleet National Bank of Massachusetts
75 State Street
Boston, MA  02109


Address for Notices:

Fleet National Bank of Massachusetts
Mail Stop:  MAB0F04M
75 State Street
Boston, MA  02109
Attention:      Olaperi Onipede
                Vice President

Telephone:      (617) 346-1652
Fax:            (617) 346-1633


Wiring Instructions:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA:  011-000-138
Account Name:  Incoming Loan in Process Wire Account
A/C No.:  1510351
Reference:  Quantum Corp.
Attention:  Commercial Loan Operations/Agent Bank



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


THE LONG-TERM CREDIT BANK
OF JAPAN, LTD.                         4.0129464300%           4.0129464300%

Applicable Lending Office:

The Long-Term Credit Bank of Japan, Ltd.
350 South Grand Avenue, Suite 3000
Los Angeles, CA  90071
Attention:  Mr. Ukai

Telephone:      (213) 689-6345
Fax:            (213) 622-6908


Address for Notices:

The Long-Term Credit Bank of Japan, Ltd.
444 S. Flower Street, Suite 3700
Los Angeles, CA  90071-2938
Attention:  Claude Graham

Telephone:      (213) 689-6235
Fax:            (213) 626-1067
Telex:  6736533
Answerback:     LTCB LA


Wiring Instructions:

Crediting Bank:  Bank of America, San Francisco
ABA#:  121000358
For the Account of:  The Long-Term Credit Bank of Japan, Ltd.,
                        Los Angeles Agency
Account No.:  6290131191
Reference:  Quantum

* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


THE NIPPON CREDIT BANK, LTD.           5.1129464300%           5.1129464300%

Applicable Lending Office:

The Nippon Credit Bank, Ltd.
Los Angeles Agency
550 S. Hope Street, Suite 2500
Los Angeles, CA  90071


Address for Notices:

The Nippon Credit Bank, Ltd.
550 S. Hope Street, Suite 2500
Los Angeles, CA  90071
Attention:  Gina Wang

Telephone:      (213) 243-5721
Fax:    (213) 892-0111


Wiring Instructions:

Bank of America, San Francisco
San Francisco, CA
Fed ABA No.:  1210-0035-8
For Credit to:  The Nippon Credit Bank, Ltd, Los Angeles Agency
Account No.:  62908-31126
Attention:  Loan Admin.
Reference:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



SANWA BANK CALIFORNIA                 4.0129464300%           4.0129464300%

Applicable Lending Office:

Sanwa Bank California
San Jose Commercial Banking Center
220 Almaden Boulevard
San Jose, CA  95113


Address for Notices:

Sanwa Bank California
San Jose Commercial Banking Center
220 Almaden Boulevard
San Jose, CA  95113
Attention:      Robert R. Schutt
                James E. Rosewater

Telephone:      (408) 297-6500
Fax:    (408) 292-4092


Wiring Instructions:

Sanwa Bank California
ABA No.:  122003516
Account Name:  San Jose CBC
Account No.:  1128-19005
Reference:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE SUMITOMO BANK, LIMITED            2.5000000000%           2.50000000000%

Applicable Lending Office:

The Sumitomo Bank, Limited
San Francisco Branch
555 California Street, Suite 3350
San Francisco, CA  94104


Address for Notices:

The Sumitomo Bank, Limited
San Francisco Branch
555 California Street, Suite 3350
San Francisco, CA  94104
Attention:      Herman White
                Pauline Tsang, Corporate Banking Officer

Telephone:  (415) 616-3009/3003
Fax:  (415) 397-1475


Wiring Instructions:

The Sumitomo Bank of California
Attention:  Pauline Tsang
ABA No.:  121 002 042
Account Name:  The Sumitomo Bank, Ltd., San Francisco Branch
Reference:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



UNION BANK OF CALIFORNIA, N.A.          2.9129464300%           2.9129464300%

Applicable Lending Office:

Union Bank of California, N.A.
350 California Street (H-1040)
San Francisco, CA  94104
Attention:      Wade Schlueter
                Vice President

Telephone:      (415) 705-7022
Fax:    (415) 705-7127
Telex:          188316 UNION SFO UT
Answerback:     UNION SFO UT


Address for Notices:

350 California Street (H-1040)
San Francisco, CA  94104
Attention:      Wade Schlueter
                Vice President

Telephone:      (415) 705-7022
Fax:            (415) 705-7127


Wiring Instructions:

Union Bank, Los Angeles,
Los Angeles, CA
Fed ABA No.:  1220-0049-6
Account No.:  070196421
Attention:  #192 Note Center
Reference:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE FUJI BANK, LIMITE                 4.1000000000%           4.1000000000%

Applicable Lending Office:

The Fuji Bank, Ltd.
601 California Street
San Francisco, CA  94108
Attention:  Mike Rogers, Vice President

Telephone:  (415) 296-5440
Fax:  (415) 362-4613
Telex:  176087
Answerback:  FUJIBK SFO


Address for Notices:
601 California Street
San Francisco, CA  94108
Attention:  Mike Rogers, Vice President

Telephone:  (415) 362-4740
Fax:  (415) 362-4613


Wiring Instructions:

Bank of America, NT&SA
San Francisco, CA
ABA #: 1210-0035-8
Account #:  62 901-08242
Ref:  Quantum R/C


* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*


BANQUE PARIBAS                        3.5901147950%           3.5901147950%

Applicable Lending Office:

Banque Paribas
101 California Street, Suite 3150
San Francisco, CA  94111
Attention:  Nanci Meyer

Telephone:  (415) 398-6811
Fax:  (415) 398-4240


Address for Notices:
2029 Century Park East
Suite 3900
Los Angeles, CA  90067
Attention:  Shirley Williams

Telephone:  (310) 551-7360
Fax:  (310) 553-1504



Wiring Instructions:

Bank of America, San Francisco, CA
For Credit to Banque Paribas, Los Angeles Agency
ABA #:  1210-0035-8
Account No.:  62902-10150
Ref:  Quantum Corp.



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE CIT GROUP/BUSINESS CREDIT, INC.    5.9835246583%           5.9835246583%

Applicable Lending Office:

The CIT Group/Business Credit, Inc.
300 South Grand Avenue, 3rd Floor
Los Angeles, CA  90071
Attention:  Alan Grosshans

Telephone:  (213) 613-2581
Fax:  (213) 613-2588


Address for Notices:
300 South Grand Avenue, 3rd Floor
Los Angeles, CA  90071
Attention:  Alan Grosshans

Telephone:  (213) 613-2581
Fax:  (213) 613-2588


Wiring Instructions:

The Chase Manhattan Bank, New York, NY
ABA #:  021000021
Account No.:  144054227
Account Name:  The CIT Group/Business Credit
Ref:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



BANQUE NATIONALE DE PARIS             3.5901147950%           3.5901147950%

Applicable Lending Office:

Banque Nationale de Paris
180 Montgomery Street
San Francisco, California  94104
Attention:  Rafael C. Lumanlan

Telephone:  (415) 956-0707
Fax:  (415) 296-8954



Address for Notices:
180 Montgomery Street
San Francisco, California  94104
Attention:  Rafael C. Lumanlan

Telephone:  (415) 956-0707
Fax:  (415) 296-8954


Wiring Instructions:

Federal Reserve Bank of San Francisco
Banque Nationale de Paris, San Francisco Branch
ABA No.:  121027234
For the account of BANQUE NATIONALE DE PARIS
                SAN FRANCISCO BRANCH
Re:  Quantum Corporation


* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE MITSUBISHI TRUST AND BANKING
CORPORATION                            3.5901147950%         3.5901147950%

Applicable Lending Office:

The Mitsubishi Trust and Banking Corporation
801 South Figueroa Street, Suite 500
Los Angeles, CA  90017
Attention:  Jill Kato

Telephone:  (213) 896-4655
Fax:  (213) 687-4631
Telex:  49657290
Answerback:  MTB B LSA


Address for Notices:
801 South Figueroa Street, Suite 500
Los Angeles, CA  90017
Attention:  Yvonne Yoon, Loan Administration

Telephone:  (213) 896-4737
Fax:  (213) 629-2571


Wiring Instructions:

Bank of America, NT&SA
ABA #:  121 000 358
Account No.:  62908-04915
Ref:  Quantum Corp.



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.

                                        REVOLVING                  TERM
                                          LOAN                     LOAN
                                      PROPORTIONATE           PROPORTIONATE
BANK                                     SHARE*                   SHARE*



THE SUMITOMO TRUST & BANKING CO., LTD.,
LOS ANGELES AGENCY                     3.5901147950%           3.5901147950%

Applicable Lending Office:

The Sumitomo Trust & Banking Co., Ltd.,
Los Angeles Agency
333 South Grand Avenue, Suite 5300
Los Angeles, CA  90071
Attention:  Credit Administration Dept.
             Copy to Ninoos Benjamin

Telephone:  (213) 629-3191
Fax:  (213) 628-2719


Address for Notices:
333 South Grand Avenue, Suite 5300
Los Angeles, CA  90071
Attention:  Credit Administration Dept.
             Copy to Ninoos Benjamin

Telephone:  (213) 629-3191
Fax:  (213) 628-2719


Wiring Instructions:

Bank of America, NT&SA, San Francisco, CA
ABA No.:  121000358
For the account of The Sumitomo Trust & Banking Co., Ltd.,
                 Los Angeles Agency
Account No.:  62907-31117
Reference:  Quantum Corporation



* To be expressed as a percentage rounded to the tenth digit to the right of the decimal point.